We continue to demonstrate the resilience of our business model as we generate profits, invest in our business, return capital to shareholders, and outperform the global bedding industry. TEMPUR SEALY INTERNATIONAL, INC., TPX “ “ 1

2 History of market share gains across global omnichannel distribution Seasoned, well-aligned management with proven track record Legacy of strong value creation via capital allocation including share buybacks and acquisitions The leading vertically integrated global bedding company with iconic brands and extensive manufacturing capabilities Over the long term, the bedding industry has consistently grown through ASP and unit expansion Investment Thesis

Tenured Leadership Team

- U.S. Market
- Shared Services
- International Markets

Scott Thompson
Chairman, President & CEO

- **Cliff Buster** – CEO, North America
  - **Steve Rusing** – EVP, President, U.S. Sales
  - **Tom Murray** – EVP, CMO, U.S.
  - **Brent Pfister** – SVP, Brands & Product Dev
- **Bhaskar Rao** – EVP, CFO
- **Scott Vollet** – EVP, Global Operations
- **David Montgomery** – EVP, Global Bus. Dev.
- **Kindra Bellis** – SVP, CIO
- **Diana Strickland** – SVP, Human Resources
- **Hansbart Wijnand** – EVP, Intl.
  - **Simon Walsh** – President - Asia
- **Jonathan Hirst** – CEO, Dreams

>185 YEARS

COMBINED TPX EXPERIENCE

14 YEARS

AVERAGE TPX TENURE

TEMPUR + SEALY

3

4 Current TPX Management Track Record Since 2015 (in millions, except percentages, multiples, stock price and per common share amounts) Tailing Twelve Months Ended December 31, 2015 Trailing Twelve Months Ended September 30, 2022 CAGR Total Growth Net Sales $3,151 $5,093 7% 62% Adjusted EBITDA2 $456 $987 12% 116% Adjusted Net Income2 $200 $547 15% 174% Adjusted EPS2 $0.80 $2.93 20% 266% GAAP EPS $0.26 $2.83 41% 999% Experienced Team’s Value Creation Since management change in 2015, sales have increased more than 60% and EPS2 has increased approximately 10x

Award-Winning Products Spanning Key Retail Price Points VALUE PREMIUM $1,800 – $6,450 $2,200 – $9,000 $230 – $3,500 Private Label 5

World-Class Manufacturing Capabilities 34 NORTH AMERICAN FACILITIES | 37 INTERNATIONAL FACILITIES 6 Wholly owned (32) Tempur-Pedic® Facility (4) Joint venture (8) Licensee (27)

• Significant worldwide sales growth • Highly profitable and expanding rapidly • Direct customer relationships Ecommerce • Luxury Tempur-Pedic®, Dreams, and multi-branded showroom experiences • Operate over 650 stores worldwide and expanding direct customer relationships • Unlocks addressable market, driving incremental profitability Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued supplier, win-win relationships Wholesale 7 Successful Global Omni Distribution Platform

WHAT COMFORT SHOULD BE™ Providing an omnichannel experience through owned stores and e-commerce initiatives Sealy.com and Stearns&Foster.com DTC officially launched in 2022 • Sites are in their infancy and provide DTC growth opportunity over time as we test and optimize Omnichannel Strategy 8

WHAT COMFORT SHOULD BE™ Our e-commerce activities are based on three fundamentals: 1) Profitable growth, with high return on investment (vs. growth at any cost) 2) Providing consumers with a resource to research and educate themselves on our products • 72% of mattress purchases begin after the consumer begins their journey online • Providing easy to understand comparisons and feature benefit step stories increases ASP 3) Defending our competitive position in the market across brand and product categories Omnichannel Strategy 9

WHAT COMFORT SHOULD BE™ We introduced new products into the market in 2022 including the Sealy FlexGrid and Sealy Naturals • Provides additional options for consumers seeking a grid-based or eco-friendly product online We use a comprehensive approach to digital marketing, including: • Branded search; non-branded search; conquesting campaigns; affiliate marketing Omnichannel Strategy 10

WHAT COMFORT SHOULD BE™ STEARNS & FOSTER® Stearns & Foster 11 2023: OUR FIRST STEP ON THE PATH TO A BILLION DOLLAR BRAND AND BECOMING THE #1 LUXURY INNERSPRING BRAND

Stearns & Foster 12 A comprehensive new lineup of products designed to drive retailer and consumer interest • Modern, fresh, and inspirational aesthetics differentiated by collection • New, exclusive features for upgraded, indulgent comfort at the high end with sustainably sourced latex and cool to touch covers • Reimagined hybrids with innovative new C-Pocket innerspring technology to provide the utmost in personalized comfort TSI identified the opportunity to better serve consumers interested in innerspring mattresses at premium price points, representing a significant growth opportunity • Higher ASP and profit margin potential for retailers and TSI THE STEARNS & FOSTER DIFFERENCE: EXCEPTIONAL HAND-CRAFTED COMFORT #1 CONSUMER NEED IN A MATTRESS: COMFORT

WHAT COMFORT SHOULD BE™ STEARNS & FOSTER® Stearns & Foster 13 To increase brand awareness in advance of the new product launch, TSI spent record levels of advertising in 2021 and 2022 for S&F TSI will support continued growth in brand awareness through: • All new advertising and brand messaging • National media support to drive traffic in promotional periods • 52 weeks of streaming / digital to ensure high reach Products Have Been Well-Received by Retailers Resulting in Significant Slot Expansion of >20%

WHAT COMFORT SHOULD BE™ STEARNS & FOSTER® 14 2023 New Product Launch INNOVATION THAT PERFORMS

WHAT COMFORT SHOULD BE™ STEARNS & FOSTER® Tempur-Pedic 15 Building on over three decades of innovation, Tempur-Pedic focuses on solutions to: DEEP, UNDISTURBED SLEEPTM Aches & Pains Sleeping Hot Snoring In March 2023, the next generation of Tempur mattresses launches with all new Tempur-Breeze In addition to Breeze, an upgraded line of new Tempur Bases will launch simultaneously

WHAT COMFORT SHOULD BE™ Tempur-Pedic 16 All new Tempur-Breeze, elevating upon our industry-leading portfolio • Improved Tempur feels made possible by innovative, new Tempur formulation • Measurably Cooler Sleep with more all-night cooling power • Improved merchandising to Drive Mix and Average Selling Price • Introducing a LuxeBreeze Hybrid

WHAT COMFORT SHOULD BE™ STEARNS & FOSTER® Tempur-Pedic 17 Featuring exciting ergonomic and connected-sleep innovations, new Tempur Bases reimagine sleep • Improved Ergonomic designs with a new, proprietary Lumbar Support • Industry leading SleepTracker-AI, validated by Stanford Medical, now upgraded to new 2.0 version with more health features • Industry-first advanced Wave Form™ massage technology on the new Ergo ProSmart base

18 International Markets – TEMPUR Brand Overview TEMPUR sold in 90+ countries • 22 countries served through wholly owned subsidiaries, the rest by third- party distributors Selling direct via own stores and online channels, and wholesale via furniture and bedding retailers Key markets include Germany, UK, France, South Korea, Japan, and China Wholly-owned Third-party distributors

19 International Markets – TEMPUR Brand Historical Strategy & Performance • Employed super premium strategy • Managed for cash, markets harvested versus seeded for growth • Conservative approach to China strategy • Highly complex and individualized SKUs, and therefore highly complex and individualized manufacturing process Strategy 2023+ • Continue to grow super premium, while also targeting premium and top mainstream price points • Seeding markets for growth with incremental advertising and launch investments • Unlocking incremental growth through a new assortment of mattresses, pillows and base beds • Simplified SKU build, and therefore simplified manufacturing process

20 International Markets – TEMPUR Brand 2023 Strategy – Mattresses • Leveraging proven innovation that has met with success in the U.S. • Innovations: • Next generation/higher performance Tempur foams • Cooling yarns • Washable TEMPUR quilting • High airflow 3D fabric • To increase efficiency / reduce cost: • Full assortment build on common component platform • Using late-stage dedication assembly process

21 International Markets – TEMPUR Brand 2023 Strategy: Mattresses - Simplified SKU build Historical 2023 Common component platform: Late dedication:

22 International Markets – Super Premium 2023 Strategy: Mattresses – Proven U.S Innovation • Continue to appeal to super premium consumer, better channel/customer differentiation

23 International Markets – Incremental Price Points 2023 Strategy: Mattresses – Premium/Top Mainstream Price Points • Targeting new consumers

24 International Markets – New Pillows 2023 Strategy • Continue to grow super premium, while also targeting new distribution/consumers in premium/top mainstream price points

25 International Markets – New Bed Bases 2023 Strategy • Continue to grow super premium, while also targeting new distribution/consumers in premium/top mainstream price points TEMPUR ONE™/EASE™ TEMPUR ARC™

26 International Markets – New Product Rollout 2023 Strategy • All markets start their roll out in Q1 • Roll out completed in all markets during 2023 • EMEA - 70% • APAC - 20% • Third-Party Distributors - 10% • EBITDA benefit fully realized in 2024 Q1 Q4Q3Q2 EMEA APAC DISTRIBUTORS 2023 Roll Out Timing

Three Months Ended Trailing Twelve Months Ended (in millions, except percentages and per common share amounts) September 30, 2022 September 30, 2021 % Change September 30, 2022 September 30, 2021 % Change Net Sales $1,283.3 $1,358.3 -5.5% $5,093.4 $4,628.2 10.1% Net Income $132.7 $177.4 -25.2% $529.8 $593.4 -10.7% Adjusted Net Income2 $137.8 $179.6 -23.3% $547.6 $618.9 -11.5% EPS $0.75 $0.87 -13.8% $2.83 $2.85 -0.7% Adjusted EPS2 $0.78 $0.88 -11.4% $2.93 $2.98 -1.7% Third Quarter and Trailing Twelve Month Performance Sales by Type 69% 10% 8% 13% TTM 3Q’22 Sales North America Wholesale North America Direct-to- Consumer International Wholesale International Direct-to-Consumer 27

• Long-term target leverage ratio of 2.0 – 3.0x2 • Continue to invest in the business, including a new domestic foam-pouring plant to be operational in 2023 • Disciplined approach to shareholder returns includes a quarterly dividend • Repurchased 39% of shares outstanding since 2015 at an average price of $25/share • Maintain capacity for strategic acquisitions $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 TTM Q3 2022 Capital Allocation $612 $1,895 $116 $537 Allocated >$3B Since 2018 28 Balanced Capital Allocation Strategy

Environmental, Social, & Governance 29

30 History of market share gains across global omnichannel distribution Seasoned, well-aligned management with proven track record Legacy of strong value creation via capital allocation including share buybacks and acquisitions The leading vertically integrated global bedding company with iconic brands and extensive manufacturing capabilities Over the long term, the bedding industry has consistently grown through ASP and unit expansion Investment Thesis

For more information, please email: investor.relations@tempursealy.com 31 Thank you for your interest in Tempur Sealy International

32 Forward-Looking Statements Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided in the appendix to the Company’s November 2022 investor presentation, available on the Company’s website. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS is provided in the appendix to the Company’s November 2022 investor presentation, available on the Company’s website. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non- GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2022. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided in the appendix to the Company’s November 2022 investor presentation, available on the Company’s website, and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. This investor presentation contains statements relating to the Company’s quarterly cash dividend, the Company’s share repurchase targets, the Company’s expectations regarding net sales for 2022 and adjusted EPS for 2022 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and expectations regarding supply chain disruptions, the macroeconomic environment and COVID-related disruptions. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze°™, TEMPUR-LUXEbreeze°™, TEMPUR-Cloud®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY Tempur- Pedic®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, and Clean Shop Promise® are trademarks, trade names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. Appendix

33 1 Management estimates 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, free cash flow, and constant currency are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” on a previous slide. 3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking. Tempur-Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. Tempur-Pedic® brand was awarded #1 in Customer Satisfaction for both the Retail Mattress and Online Mattress categories in the U.S. in the J.D. Power 2022 Mattress Satisfaction Report. Footnotes Appendix